SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported): 26-Dec-03

SASCO MORTGAGE LOAN TRUST 2003-GEL1
MORTGAGE BACKED NOTES, SERIES 2003-GEL1
(Exact name of registrant as specified in its charter)


          Delaware                      333-106925-14            74-2440850
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


745 Seventh Avenue, 7th Floor
New York, New York                                                   10019
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 526-7000
Item 5. Other Events

                 On   26-Dec-03   a scheduled distribution was made from the
			Trust to holders of the Certificates.  The Trustee has caused
			to be filed with the Commission, the Monthly Report dated
		      26-Dec-03
		     The Monthly Report is filed pursuant to and in accordance with
                    (1) numerous no-action letters (2) current Commission policy in the area.





                    A.   Monthly Report Information
                         See Exhibit No.1


                    B.   Have and deficiencies occurred?  NO.
                                  Date:
                                  Amount:

                    C.   Item 1: Legal Proceedings:  NONE

                    D.   Item 2: Changes in Securities:   NONE

                    E. Item 4: Submission of Matters to a Vote of Certificateholders: NONE

F. Item 5: Other Information - Form 10-Q, PartII - Items
	1,2,4,5
                         if applicable:  NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
                    Exhibit No.

1.) Monthly Distribution Report Dated
		             26-Dec-03


SASCO MORTGAGE LOAN TRUST 2003-GEL1
MORTGAGE BACKED NOTES, SERIES 2003-GEL1

REPORTS TO NOTEHOLDERS

Distribution Date:                       26-Dec-03

DISTRIBUTION SUMMARY

Class    Orig Bal       Beg Bal           Prin           Rate            Int
A-1     60,000,000     57,944,093       1,413,897       1.36875%        68,296
A-2     12,183,000     12,183,000           0           1.71875%        18,031
A-IO    20,144,024     20,144,024           0           6.00000%        100,720
M-1      7,914,000      7,914,000           0           1.91875%        13,076
M-2      6,475,000      6,475,000           0           3.01875%        16,832
M-3      5,276,000      5,276,000           0           4.11875%        18,712
M-4      1,439,000      1,439,000           0           4.11875%         5,104
B        2,636,000      2,636,000           0           4.11875%         9,349
Owner Cert       0              0           0           0.00000%         7,722
Total   95,923,000     93,867,093       1,413,897                       257,842

       Class             Loss        Total Dist      Int Short        End Bal
        A-1              N/A         1,482,193           0          56,530,195
        A-2              N/A          18,031             0          12,183,000
        A-IO             N/A          100,720            0          20,144,024
        M-1              0.00         13,076             0          7,914,000
        M-2              0.00         16,832             0          6,475,000
        M-3              0.00         18,712             0          5,276,000
        M-4              0.00          5,104             0          1,439,000
         B               0.00          9,349             0          2,636,000
     Owner Cert          0.00          7,722             0              0
       Total             0.00        1,671,739           0          92,453,195


AMOUNTS PER $1,000 UNIT

       Class            Cusip           Prin            Int            Total
        A-1           80382UAA1     23.56495233     1.13825933     24.70321167
        A-2           80382UAB9     0.00000000      1.48003447      1.48003447
        A-IO          80382UAC7     0.00000000      5.00000000      5.00000000
        M-1           80382UAD5     0.00000000      1.65225676      1.65225676
        M-2           80382UAE3     0.00000000      2.59947954      2.59947954
        M-3           80382UAF0     0.00000000      3.54670205      3.54670205
        M-4           80382UAG8     0.00000000      3.54669910      3.54669910
         B            80382UAH6     0.00000000      3.54669954      3.54669954



                      REAL LOSS    INT SHORTFALL
       Class           OF PRIN          AMT           End Bal
        A-1          0.00000000     0.00000000     942.16992333
        A-2          0.00000000     0.00000000     1000.00000000
        A-IO         0.00000000     0.00000000     1000.00000000
        M-1          0.00000000     0.00000000     1000.00000000
        M-2          0.00000000     0.00000000     1000.00000000
        M-3          0.00000000     0.00000000     1000.00000000
        M-4          0.00000000     0.00000000     1000.00000000
         B           0.00000000     0.00000000     1000.00000000

Principal Distributions & Pool Balance:
Beginning Balance                                                  85,683,937.97
     Scheduled Principal                                               66,485.54
     Prepayments (Includes Curtailments)                              997,035.88
     Net Liquidation Proceeds                                               0.00
     Repurchases                                                            0.00
     LPMI Insurance Proceeds                                                0.00
     Total Principal Remittance                                     1,063,521.42
     Net Realized Losses                                                    0.00
Ending Balance                                                     84,620,416.55

Aggregate Pool Balance (includes Prefund Amount)                      93,163,168

Balance of Deleted Mortgage Loans                                           0.00
Balance of Substituted Mortgage Loans                                       0.00

Ending Overcollateralization Amount                                      709,973
Target Overcollateralization Amount                                    2,925,680
Overcollateralization Deficiency Amount                                2,215,707

Interest Distributions & Fees:
Scheduled Interest                                                    593,275.87
     Less:  Servicing Fee                                              35,701.54
     Less:  LPMI Fee                                                    6,748.45
     Less:  Indenture Trustee Fee                                       3,820.08
     Less:  Owner Trustee Fee                                               0.00
     Less:  Credit Risk Manager Fee                                     1,428.07
Net Interest Available                                                545,577.73

Prefunding Account:
Beginning Balance                                                      8,542,751
Subsequent Transfer                                                            0
Added to available certificate principal                                       0
Amount on Deposit in Prefunding Account                                8,542,751


Capitalized Interest Account:
Beginning Balance                                                        124,714
less: Capitalized Interest Requirement                                    54,918
less: Withdrawal of amounts to Depositor                                       0
Ending Balance                                                            69,796


Amount of Advances required to be made by servicer                       784,246
Amount of Advances actually made by servicer                             784,246
Amount of Advance shortfall                                                    0

Delinquency Information & Mortgage Pool characteristics
                                                         Count        Balance
30-59 days delinq                                           45     6,017,337
60-89 days delinq                                           16     1,743,708
90+ days delinq                                              1       165,163
*Note:  Do not include loans in 4close, bankruptcy, or REO.
                                                            Count        Balance
Foreclosure                                                     12     1,663,304
Bankruptcy                                                       1        33,048
REO                                                              0             0

                                                        Count        Balance
Outstanding Loans                                        611    84,620,417

Current Delinquency Rate (60+days)                                     3.86980%
Rolling Three Month Delinquency Rate (60+days)                         2.96813%

Weighted Average Term to Maturity of Mortgage Loans                        336
Weighted Average Gross Coupon of Mortgage Loans                        8.30881%
Weighted Average Net Coupon of Mortgage Loans                          7.71429%

Balance of Loans which became REO in the prior calendar month                  0

Realized Losses incurred during the related Prepayment Period                  0
Cumulative Realized Losses since Cut-Off Date                                  0

Prepayment Premiums paid to Ownership Certificates                         7,722

Interest Shortfall
                                   Net Prepayment                 Unpaid
                Carryforward       Interest        Basis Risk     Basis Risk
                Interest           Shortfall       Shortfall      Shortfall
A-1                0               0               0              0
A-2                0               0               0              0
A-IO               0               0               0              0
M-1                0               0               0              0
M-2                0               0               0              0
M-3                0               0               0              0
M-4                0               0               0              0
B                  0               0               0              0
TOTAL              0               0               0              0


                    SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SASCO MORTGAGE LOAN TRUST 2003-GEL1
MORTGAGE BACKED NOTES, SERIES 2003-GEL1


                        By: /s/ Charles Pedersen
                        Name:  Charles Pedersen
                        Title:  Vice President
                        US Bank, NA, as Trustee